UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE     SECURITIES EXCHANGE ACT OF 1934

                                 April 22, 2005
                Date of report (date of earliest event reported)

                                  _____________

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  _____________



            Delaware                       0-24073             13-3817344
  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  _____________


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

     On March 30, 2005 the Company entered into a consulting agreement (the "Agreement") with Frank Libutti (the "Consultant") pursuant to which the Company has retained Consultant to advise on issues relating to business development, new business proposals and business opportunity evaluations. The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Agreement is for a period of one year commencing on April 1, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of Agreement, Consultant will receive compensation at the rate $200.000 for each hour of service performed. The Company shall not be obligated during the term of the Agreement for consulting fees and expenses of more than $59,900.

Section 5 - Corporate Governance and Management
Item 5.02(d) Election of New Director

On April 22, 2005, the Board of Directors of the Company elected Jay M.
Garner, G. Stewart Hall and Frank Libutti to serve as Directors of the Company until our 2005 Annual Meeting of Stockholders. Mr. Garner will serve as Chairman of the Compensation Committee and member of the Audit Committee and Mr. Libutti will serve as Vice Chairman of the Board and on the Nominating and Corporate Governance Committee.

A press release was issued on April 26, 2005 announcing the election of Messrs. Garner, Hall and Libutti. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

 (c) Exhibits

       Exhibit No.         Description
       -----------         -----------

       99.1*               Press release dated April 26, 2005, issued by Digital
                           Fusion, Inc.

*  Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2005

                              DIGITAL FUSION, INC.



                              By:       /s/ Roy E. Crippen, III
                                  ----------------------------------------------
                                  Roy E. Crippen, III, Chairman of the Board and
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1*                      Press release dated April 26, 2005, issued by Digital
                           Fusion, Inc.


*Filed herewith.